SERVICE REQUEST
                                                                  Exhibit (e)(4)

PLATINUM
--------
Investor/SM/ FlexDirector
-------------------------
AIG AMERICAN GENERAL LIFE
-------------------------

--------------------------------------------------------------------------------

Platinum Investor FlexDirector -- Fixed Option
     .  Division 301 - AGL Declared Fixed Interest Account

Platinum Investor FlexDirector -- Variable Divisions
AIM Variable Insurance Funds
----------------------------
     .  Division 441 - AIM V.I. International Growth
     .  Division 442 - AIM V.I. Premier Equity
The Alger American Fund
-----------------------
     .  Division 444 - Alger American Leveraged AllCap
     .  Division 443 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
------------------------------------------
     .  Division 445 - VP Value
Credit Suisse Trust
-------------------
     .  Division 446 - Small Cap Growth
Dreyfus Investment Portfolios
-----------------------------
     .  Division 447 - MidCap Stock
Dreyfus Variable Investment Fund
--------------------------------
     .  Division 449 - Developing Leaders
     .  Division 448 - Quality Bond
Fidelity Variable Insurance Products Fund
-----------------------------------------
     .  Division 453 - VIP Asset Manager
     .  Division 452 - VIP Contrafund
     .  Division 450 - VIP Equity-Income
     .  Division 451 - VIP Growth
     .  Division 454 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
     .  Division 457 - Franklin Templeton Foreign Securities
     .  Division 456 - Franklin Templeton Mutual Shares Securities
     . Division 458 - Franklin Templeton Small Cap Value Securities . Division 455 - Franklin Templeton U.S. Government
Janus Aspen Series
------------------
     .  Division 459 - International Growth
     .  Division 461 - Mid Cap Growth
     .  Division 460 - Worldwide Growth
J.P Morgan Series Trust II
--------------------------
     .  Division 463 - JPMorgan Mid Cap Value
     .  Division 462 - JPMorgan Small Company
MFS Variable Insurance Trust
----------------------------
     .  Division 466 - MFS Capital Opportunities
     .  Division 464 - MFS Emerging Growth
     .  Division 467 - MFS New Discovery
     .  Division 465 - MFS Research
Neuberger Berman Advisers Management Trust
------------------------------------------
     .  Division 468 - Mid-Cap Growth
Oppenheimer Variable Account Funds
----------------------------------
     .  Division 470 - Oppenheimer Global Securities
     .  Division 469 - Oppenheimer Multiple Strategies
PIMCO Variable Insurance Trust
------------------------------
     .  Division 472 - PIMCO Real Return
     .  Division 471 - PIMCO Short-Term
     .  Division 473 - PIMCO Total Return
Putnam Variable Trust
---------------------
     .  Division 474 - Putnam VT Diversified Income
     .  Division 475 - Putnam VT Growth and Income
     .  Division 476 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
-----------------------
     .  Division 478 - Aggressive Growth
     .  Division 477 - SunAmerica Balanced
The Universal Institutional Funds, Inc.
---------------------------------------
     .  Division 479 - Equity Growth
     .  Division 480 - High Yield
VALIC Company I
---------------
     .  Division 481 - International Equities
     .  Division 482 - Mid Cap Index
     .  Division 483 - Money Market I
     .  Division 484 - Nasdaq-100 Index
     .  Division 487 - Science & Technology
     .  Division 486 - Small Cap Index
     .  Division 485 - Stock Index
Van Kampen Life Investment Trust
--------------------------------
     .  Division 490 - Growth and Income
Vanguard Variable Insurance Fund
--------------------------------
     .  Division 488 - High Yield Bond
     .  Division 489 - REIT Index

AGLC100910                                                               REV0104

[Letterhead of AIG American General]                     Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
American General Life Insurance            PO Box 4880 . Houston, TX. 77210-4880
 Company ("AGL")                              (888) 325-9315 or (713) 831-3443 .
A member company of American             Hearing Impaired (TDD) (888) 436-5258 .
 International Group, Inc.                                   Fax: (877) 445-3098

--------------------------------------------------------------------------------
[ ] POLICY IDENTIFICATION

                    COMPLETE THIS SECTION FOR ALL REQUESTS.

1.  POLICY #: _____________________  Insured: __________________________________

    Address: ______________________________________________New Address (yes)(no)

    Primary Owner (If other than an insured): __________________________________

    Address: ______________________________________________New Address (yes)(no)

    Primary Owner's S.S. No. or Tax I.D. No.____ Phone Number: (   )_____ - ____

    Joint Owner (If applicable): _______________________________________________

    Address:_______________________________________________New Address (yes)(no)

--------------------------------------------------------------------------------
[ ] NAME CHANGE

   Complete this section if the name of one of the Contingent Insureds, Owner,
    Payor or Beneficiary has changed. (Please note, this does not change the Contingent Insureds, Owner, Payor or Beneficiary designation.)

2.  Change Name Of:(Circle One) Insured     Owner     Payor       Beneficiary

    Change Name From:(First, Middle, Last) Change Name To:(First, Middle, Last)
    __________________________________     _____________________________________

    Reason for Change:   Marriage Divorce    Correction    Other (Attach copy
    (Circle One)                                                 of legal proof)

--------------------------------------------------------------------------------
[ ] CHANGE IN ALLOCATION PERCENTAGES

   Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

3.  INVESTMENT DIVISION                                       PREM %     DED %

    AIM Variable Insurance Funds
    ----------------------------
    (441) AIM V.I. International Growth                      ________  ________
    (442) AIM V.I. Premier Equity                            ________  ________
    The Alger American Fund
    -----------------------
    (444) Alger American Leveraged AllCap                    ________  ________
    (443) Alger American MidCap Growth                       ________  ________
    American Century Variable Portfolios, Inc.
    ------------------------------------------
    (445) VP Value                                           ________  ________
    Credit Suisse Trust
    -------------------
    (446) Small Cap Growth                                   ________  ________
    Dreyfus Investment Portfolios
    -----------------------------
    (447) MidCap Stock                                       ________  ________
    Dreyfus Variable Investment Fund
    --------------------------------
    (449) Developing Leaders                                 ________  ________
    (448) Quality Bond                                       ________  ________
    Fidelity Variable Insurance Products Fund
    ------------------------------------------
    (453) VIP Asset Manager                                  ________  ________
    (452) VIP Contrafund                                     ________  ________
    (450) VIP Equity-Income                                  ________  ________
    (451) VIP Growth                                         ________  ________
    (454) VIP Mid Cap                                        ________  ________
    Franklin Templeton Variable Insurance Products Trust
    ----------------------------------------------------
    (457) FT Foreign Securities                              ________  ________
    (456) FT Mutual Shares Securities                        ________  ________
    (458) FT Small Cap Value Securities                      ________  ________
    (455) FT U.S. Government                                 ________  ________
    Janus Aspen Series
    ------------------
    (459) International Growth                               ________  ________
    (461) Mid Cap Growth                                     ________  ________
    (460) Worldwide Growth                                   ________  ________
    J.P. Morgan Series Trust II
    ---------------------------
    (463) JPMorgan Mid Cap Value                             ________  ________
    (462) JPMorgan Small Company                             ________  ________
    MFS Variable Insurance Trust
    ----------------------------
    (466) MFS Capital Opportunities                          ________  ________
    (464) MFS Emerging Growth                                ________  ________
    (467) MFS New Discovery                                  ________  ________
    (465) MFS Research                                       ________  ________
    Neuberger Berman Advisers Management Trust
    ------------------------------------------
    (468) Mid-Cap Growth                                     ________  ________
    Oppenheimer Variable Account Funds
    ----------------------------------
    (470) Oppenheimer Global Securities                      ________  ________
    (469) Oppenheimer Multiple Strategies                    ________  ________
    PIMCO Variable Insurance Trust
    ------------------------------
    (472) PIMCO Real Return                                  ________  ________
    (471) PIMCO Short-Term                                   ________  ________
    (473) PIMCO Total Return                                 ________  ________
    Putnam Variable Trust
    ---------------------
    (474) Putnam VT Diversified Income                       ________  ________
    (475) Putnam VT Growth and Income                        ________  ________
    (476) Putnam VT Int'l Growth and Income                  ________  ________
    SunAmerica Series Trust
    -----------------------
    (478) Aggressive Growth                                  ________  ________
    (477) SunAmerica Balanced                                ________  ________
    The Universal Institutional Funds, Inc.
    ---------------------------------------
    (479) Equity Growth                                      ________  ________
    (480) High Yield                                         ________  ________
    VALIC Company I
    ---------------
    (481) International Equities                             ________  ________
    (482) Mid Cap Index                                      ________  ________
    (483) Money Market I                                     ________  ________
    (484) Nasdaq-100 Index                                   ________  ________
    (487) Science & Technology                               ________  ________
    (486) Small Cap Index                                    ________  ________
    (485) Stock Index                                        ________  ________
    Van Kampen Life Investment Trust
    --------------------------------
    (490) Growth and Income                                  ________  ________
    Vanguard Variable Insurance Fund
    --------------------------------
    (488) High Yield Bond                                    ________  ________
    (489) REIT Index                                         ________  ________
    Other: __________________________                        ________  ________
    -----
    (301) AGL Declared Fixed Interest Account                ________  ________
                                                                  100%      100%
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AGLC100910                           PAGE 2 OF 5                         REV0104

--------------------------------------------------------------------------------
[ ]  MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

   Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis.
    Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4.  Indicate frequency and premium amount desired: $___________Annual
                                                   $___________Semi-Annual
                                                   $___________Quarterly
                                                   $___________Monthly
                                                               (Bank Draft Only)

    Indicate billing method desired:_______Direct Bill_____Pre-Authorized Bank Draft (attach a Bank Draft Authorization Form and "Void" Check)

    Start Date: _____/ _______/  ______

--------------------------------------------------------------------------------
[ ] LOST POLICY CERTIFICATE

  Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5. I/we hereby certify that the policy of insurance for the listed policy has been _______LOST ________DESTROYED _________ OTHER.

    Unless I/we have directed cancellation of the policy, I/we request that a:

        ____________Certificate of Insurance at no charge

        ____________Full duplicate policy at a charge of $25

    be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

--------------------------------------------------------------------------------
[ ] DOLLAR COST AVERAGING

     ($5,000 minimum initial accumulation value) An amount may be deducted periodically from the Money Market I Division and placed in one or more of the Divisions listed. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging Option.

Note: Automatic Rebalancing is not available if the Dollar Cost Averaging Option is chosen.

6. Designate the day of the month for transfers: (choose a day from 1-28) Frequency of transfers (check one): __________Monthly __________Quarterly
                                        ________Semi-Annually  ________Annually
    I want: $__________($100 minimum) taken from the Money Market I Division and transferred to the following Divisions:

    AIM Variable Insurance Funds
    ----------------------------
    (441) AIM V.I.International Growth                              $___________
    (442) AIM V.I. Premier Equity                                   $___________
    The Alger American Fund
    -----------------------
    (444)Alger American Leveraged AllCap                            $___________
    (443) Alger American MidCap Growth                              $___________
    American Century Variable Portfolios, Inc.
    ------------------------------------------
    (445) VP Value                                                  $___________
    Credit Suisse Trust
    -------------------
    (446) Small Cap Growth                                          $___________
    Dreyfus Investment Portfolios
    -----------------------------
    (447) MidCap Stock                                              $___________
    Dreyfus Variable Investment Fund
    --------------------------------
    (449) Developing Leaders                                        $___________
    (448) Quality Bond                                              $___________
    Fidelity Variable Insurance  Products Fund
    ------------------------------------------
    (453) VIP Asset Manager                                         $___________
    (452) VIP Contrafund                                            $___________
    (450) VIP Equity-Income                                         $___________
    (451) VIP Growth                                                $___________
    (454) VIP Mid Cap                                               $___________
    Franklin Templeton Variable Insurance Products Trust
    ----------------------------------------------------
    (457) FT Foreign Securities                                     $___________
    (456) FT Mutual Shares Securities                               $___________
    (458) FT Small Cap Value Securities                             $___________
    (455) FT U.S. Government                                        $___________
    Janus Aspen Series
    ------------------
    (459) International Growth                                      $___________
    (461) Mid Cap Growth                                            $___________
    (460) Worldwide Growth                                          $___________
    J.P. Morgan Series Trust II
    ---------------------------
    (463) JPMorgan Mid Cap Value                                    $___________
    (462) JPMorgan Small Company                                    $___________
    MFS Variable Insurance Trust
    ----------------------------
    (466) MFS Capital Opportunities                                 $___________
    (464) MFS Emerging Growth                                       $___________
    (467) MFS New Discovery                                         $___________
    (465) MFS Research                                              $___________
    Neuberger Berman Advisers Management Trust
    ------------------------------------------
    (468) Mid-Cap Growth                                            $___________
    Oppenheimer Variable Account Funds
    ----------------------------------
    (470) Oppenheimer Global Securities                             $___________
    (469) Oppenheimer Multiple Strategies                           $___________
    PIMCO Variable Insurance Trust
    ------------------------------
    (472) PIMCO Real Return                                         $___________
    (471) PIMCO Short-Term                                          $___________
    (473) PIMCO Total Return                                        $___________
    Putnam Variable Trust
    ---------------------
    (474) Putnam VT Diversified Income                              $___________
    (475) Putnam VT Growth and Income                               $___________
    (476) Putnam VT Int'l Growth and Income                         $___________
    SunAmerica Series Trust
    -----------------------
    (478) Aggressive Growth                                         $___________
    (477) SunAmerica Balanced                                       $___________
    The Universal Institutional Funds, Inc.
    ---------------------------------------
    (479) Equity Growth                                             $___________
    (480) High Yield                                                $___________
    VALIC Company I
    ---------------
    (481) International Equities                                    $___________
    (482) Mid Cap Index                                             $___________
    (484) Nasdaq-100 Index                                          $___________
    (487) Science & Technology                                      $___________
    (486) Small Cap Index                                           $___________
    (485) Stock Index                                               $___________
    Van Kampen Life Investment Trust
    --------------------------------
    (490) Growth and Income                                         $___________
    Vanguard Variable Insurance Fund
    --------------------------------
    (488) High Yield Bond                                           $___________
    (489) REIT Index                                                $___________
    Other: _________________________                                $___________
    -----

    ________INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.

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AGLC100910                          PAGE 3 OF 5                          REV0104

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[ ] AUTOMATIC REBALANCING

   ($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.
   Note: Dollar Cost Averaging is not available if the Automatic Rebalancing option is chosen

7.  Indicate frequency: ________Quarterly _________Semi-Annually
                        ________Annually

            (Division Name or Number)               (Division Name or Number)
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________
    ____%: _____________________________     ____%: ____________________________

    ________Initial Here To Revoke Automatic Rebalancing Election.

--------------------------------------------------------------------------------
[ ] TELEPHONE PRIVILEGE AUTHORIZATION

Complete this section if you are applying for or revoking current telephone
                                 Privileges.

8. I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions.

    Initial the designation you prefer:

    ________ Policy Owner(s) only -- If Joint Owners, either one acting independently.

    ________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

    AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

    ________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

--------------------------------------------------------------------------------
[ ] CORRECT AGE

  Use this section to correct the age of any person covered under this policy.
        Proof of the correct date of birth must accompany this request.

9.  Name of Insured for whom this correction is submitted: _____________________

    Correct DOB: ______/______/_______

--------------------------------------------------------------------------------
[ ] TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any Division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

10.                                   (Division Name         (Division Name
                                        or Number)              or Number)
    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

    Transfer $ ____ or ____% from______________________to ____________________.

--------------------------------------------------------------------------------
AGLC100910                        PAGE 4 OF 5                            REV0104

--------------------------------------------------------------------------------
[ ]  REQUEST FOR PARTIAL SURRENDER/ POLICY LOAN

 Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service
                      Request in addition to this section.

11. ________I request a partial surrender of $ ____ or _____% of the net cash surrender value.

    ________I request a loan in the amount of $__________.

    ________I request the maximum loan amount available from my policy.

    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

--------------------------------------------------------------------------------
[ ] NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

    Check one: ______ I do want income tax withheld from this distribution.

               ______I do not want income tax withheld from this distribution.

    If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
--------------------------------------------------------------------------------
[ ] AFFIRMATION/SIGNATURE

                     Complete this section for ALL requests.

    ----------------------------------------------------------------------------
13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
    ----------------------------------------------------------------------------

    Dated at___________________this________day of_________________, ___________.
            CITY, STATE

    X                                         X
    ------------------------------------      ----------------------------------
     SIGNATURE OF OWNER                        SIGNATURE OF WITNESS

    X                                         X
    ------------------------------------      ----------------------------------
     SIGNATURE OF JOINT OWNER                  SIGNATURE OF WITNESS

    X                                         X
    ------------------------------------      ----------------------------------
     SIGNATURE OF ASSIGNEE

--------------------------------------------------------------------------------
AGLC100910                          PAGE 5 OF 5                          REV0104